Filed Pursuant to
                                                      Rule 497(e) under the
                                                    Securities Act of 1933.


          THE ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
                          The Allegiance Variable Annuity

                         Amendment dated November 15, 1996
                              to the Prospectus dated
                                    May 1, 1996


The following information supersedes any contrary information contained in the section of the Fund's Prospectus entitled "INTRODUCTION":

     The Alexander Hamilton Variable Insurance Trust (the "Trust") is an open-end, management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 8, 1994.

The following information supersedes any information contained in the section of the Fund's Prospectus entitled "MANAGEMENT":

     Mark E. Stoeckle, Vice President will no longer be assisting with the portfolio management of the Emerging Growth Fund. Any references to Mark E. Stoeckle on page 27 have been eliminated.

The following information replaces information contained in the section of the Fund's Prospectus entitled "INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS":

     The Funds intend to distribute substantially all of their net investment income quarterly. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions declared by a Fund to a separate account supporting variable annuity contracts will be reinvested in shares of that Fund at the Fund's net asset value.

The address of Alexander Hamilton Life Insurance Company of America, previously 33045 Hamilton Court, is now 32991 Hamilton Court. This change will appear on page 26 and as appropriate in the Statement of Additional Information. In addition the 800 number has been changed to (800) 950-2454 and has been changed as appropriate.